UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2023

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 21, 2023, Akebia Therapeutics, Inc. (“Akebia”) issued a press release announcing that it received a second interim response from the U.S. Food and Drug Administration (“FDA”) to its Formal Dispute Resolution Request (“FDRR”) regarding the complete response letter for vadadustat received in March 2022. Akebia expects to be notified of a response to the appeal within 30 days of the FDA completing its internal discussions and any required follow up.

A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 21, 2023, issued by Akebia Therapeutics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statement

Statements in this Current Report on Form 8-K regarding Akebia’s strategy, plans, prospects, expectations, beliefs, intentions and goals are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended, and include, but are not limited to, statements regarding Akebia’s expectations on the timing of a response from the FDA with respect to its appeal. The terms “expect,” “intend,” “believe,” “plan,” “goal,” “potential,” “will,” “continue,” derivatives of these words, and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various risks, uncertainties and other factors, including, but not limited to, risks associated with: decisions made by health authorities, such as the FDA and the European Medicines Agency, with respect to regulatory filings, including the New Drug Application for vadadustat and the FDRR for vadadustat; the potential therapeutic benefits, safety profile, and effectiveness of vadadustat; the direct or indirect impact of the COVID-19 pandemic on regulators and Akebia’s business, operations, and the markets and communities in which Akebia and its partners, collaborators, vendors and customers operate; manufacturing, supply chain and quality matters and any recalls, write-downs, impairments or other related consequences or potential consequences; early termination of any of Akebia’s collaborations; and the competitive landscape for vadadustat, if approved. Other risks and uncertainties include those identified under the heading “Risk Factors” in Akebia’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and other filings that Akebia may make with the U.S. Securities and Exchange Commission in the future. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and, except as required by law, Akebia does not undertake, and specifically disclaims, any obligation to update any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: February 21, 2023	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer